SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 29, 2001
                Date of Report (Date of earliest event reported)


                         STRATFORD AMERICAN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Arizona                      000-17078                 86-0608035
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


    2400 E. Arizona Biltmore Circle,
        Building 2, Suite 1270,
           Phoenix, Arizona                                         85064
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (602) 956-7809


   Former Name or Former Address, if Changed Since Last Report: Not Applicable
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PURPOSE OF THIS AMENDMENT

     On May 2, 2001, the registrant filed its Form 8-K for the acquisition of 100% of the issued and outstanding capital stock of SA Oil and Gas Corporation ("SA Oil"). Financial information required under Item 7 was not available at the time of the filing. This purpose of this amendment is to include the required audited financial statements and unaudited pro forma information.

ITEM 2. ACQUISITION OF ASSETS.

     On April 19, 2001, Stratford American Corporation (the "Company") closed the previously announced transaction to purchase 100% of the issued and outstanding capital stock of SA Oil as described in the Company's Form 8-K filed on May 2, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     The following audited financial statements of SA Oil, together with the independent auditors' report of KPMG LLP, as of May 10, 2001 are attached as
Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference:

     Audited Financial Statements of SA Oil and Gas Corporation for the Years Ended December 31, 2000 and 1999

     (b) PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma combined financial statements of the Company and SA Oil appear as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference:

          Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2000

          Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2001

          Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2001

     (c) EXHIBITS

          23        Consent of KPMG LLP

          99.2 Audited Financial Statements of SA Oil and Gas Corporation for the Years Ended December 31, 2000 and 1999

          99.3 Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2000

                    Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2001

                    Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2001

                    Unaudited Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2001.                    STRATFORD AMERICAN CORPORATION


                                        By: /s/ Daniel E. Matthews
                                            ------------------------------------
                                            Daniel E. Matthews, Controller,
                                            Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

   23          Consent of KPMG LLP

   99.2 Audited Financial Statements of SA Oil and Gas Corporation for the Years Ended December 31, 2000 and 1999

   99.3 Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2000

               Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2001

               Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2001

               Unaudited  Notes  to  Unaudited  Pro  Forma  Condensed   Combined
               Financial Statements